Subsequent Events:	6 Months Ended
Jun. 30, 2017
Subsequent Events
Subsequent Events:

12. Subsequent Events:

  Second quarter of 2017 common unit distribution: On July 1, 2017, the Partnership’s Board of Directors announced a quarterly cash distribution of $0.4225, or $15.0 million, per common unit in respect of the second quarter of 2017. This cash distribution was paid on July 18, 2017, to all common unitholders of record as of July 11, 2017.

  Quarterly Series A Preferred Unit distribution: On July 19, 2017, the Partnership’s Board of Directors announced a cash distribution of $0.5625 per unit of its Series A Preferred Units for the period from May 12, 2017 to August 11, 2017, which was paid on August 14, 2017, to all unitholders of record as of August 5, 2017.